ReliaStar Life Insurance Company of New York and its Separate Account NY-B
ING Rollover ChoiceSM – NY Variable Annuity Contracts
Supplement dated January 26, 2009 to the Contract Prospectus dated April 28, 2008, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus dated April 28, 2008. Please read it carefully and keep it with your current Contract Prospectus for future reference.

Effective February 2, 2009, the maximum issue age for the Minimum Guaranteed Income Benefit Rider is age
75. You must be age 75 or younger on the rider date to purchase the rider, and the ten-year waiting period must end at or prior to the latest income phase start date.

X.139695-09G	January 2009